[Cover art of compass omitted]

spine copy follows:

Expedition Funds Guiding Your Way     1999 Annual Report

[logo omitted]

Table of Contents

Letter to Our Shareholders ................................1
Management's Discussion and Analysis ......................3
Statement of Net Assets ...................................9
Statement of Operations ..................................31
Statement of Changes in Net Assets .......................32
Financial Highlights .....................................34
Notes to Financial Statements ............................36
Independent Auditors' Report .............................44

--------------------------------------------------------------------------------
Shares of the Expedition Funds are not deposits of or obligations of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.
--------------------------------------------------------------------------------

Letter to Our Shareholders

Dear Shareholder:


The golden age of capitalism continued in 1999, with American companies and American markets leading the way. The global recovery from last year's crises has been due - in no small part - to an increasing recognition that U.S. models of corporate and government fiscal policy are the best in the world.

For example, many once-stagnant European corporations are enjoying a resurgence after imitating the restructuring trend that swept America during the 1990s. And many foreign nations are gradually working to adopt our country's unique legal and regulatory structure, which allows tremendous freedom in the markets while maintaining the rule of law.

Domestically, economic growth was strong enough to cause the Federal Reserve Board to raise short-term interest rates on two occasions - each time by one quarter of one percent. While consumer and producer prices remained generally under control, the Fed clearly viewed the combination of tight labor markets and rising commodity prices as indicators of future inflationary trends.

These actions led to periods of volatility for the stock and bond markets. However, any declines were relatively short-lived. And most analysts believe that the Fed will hold back on any further increases for the calendar year to help the economy absorb any potential "Y2K" related difficulties.

A YEAR OF GROWTH FOR THE EXPEDITION FUNDS

Fiscal 1999 was another year of positive developments for the Expedition Family of Funds in both performance and asset growth.

Strong, steady management by our seasoned team of investment professionals helped all four of our funds deliver solid performance, despite periodic challenges from the overall markets.

Assets under management increased substantially during the year, rising from $710 million at the end of fiscal 1998 to $888 million at October 31, 1999.

A NEW CENTURY, AND NEW OPPORTUNITIES

As we approach a new century, we recognize that technology and the increasingly global nature of the economy will lead to more rapid rates of change - both positive and negative. However, we believe that the fundamental principles of investing will continue to

                                                            October 31, 1999   1

Letter to Our Shareholders (concluded)

apply. These include a disciplined approach to the selection of individual securities, the avoidance of temporary trends, and a long-term commitment to the investment markets.

We are pleased that a growing number of individual and institutional shareholders continue to place their confidence in the Expedition Funds approach. And we are gratified to deliver this report of how well their confidence has been rewarded this past year.

Thank you for your continued confidence in the Expedition Funds. We look forward to continuing to serve your investment needs to the best of our ability in the exciting years to come.


Sincerely,



/s/ Signature omitted
-----------------------------------
Jan Koenig
Chief Investment Officer
Compass Bank Asset Management Group
Expedition Funds Investment Advisor

2   October 31, 1999

Expedition Equity Fund
Management's Discussion and Analysis


For the twelve months ended October 31, 1999, the Expedition Equity Fund Institutional Shares generated a total return of 30.87%. This compares to a 25.67% return for the S&P 500 Composite Stock Index and a 26.11% return for the Lipper Large-Cap Core Funds Average. The Fund seeks to provide growth of capital, with a secondary objective of income and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid and large capitalization companies.

The U.S. stock market was volatile much of the fiscal year because of concerns over higher interest rates, a weak dollar/yen relationship, balance of trade issues, and the possibility of a slowdown in capital spending due to Y2K issues.

The economy, productivity, inflation reports and corporate profits continued to impress investors favorably, however. Market strength was narrowly concentrated in stocks of companies in industries with strong growth characteristics, including computer technology, networking, data processing, telecommunications equipment and services, consumer services, and capital goods.

These industries are well represented in the Expedition Equity Fund, resulting in strong overall performance for the year.

Looking ahead, we see the economies of our nation's major trading partners continuing to improve. In addition, the domestic economy and corporate profits continue to grow steadily without evidence of significantly higher inflation. Therefore, we remain positive on the outlook for the U.S. equity market, and for the Expedition Equity Fund.

                                                            October 31, 1999   3

Expedition Equity Fund
Management's Discussion and Analysis

---------------------------------------------------------------------------------------------------------
                           E X P E D I T I O N  E Q U I T Y  F U N D
---------------------------------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------
                                                               Annualized    Annualized     Annualized
                                                   1 Year       3 Year        5 Year        Inception
                                                   Return       Return        Return        to Date+
---------------------------------------------------------------------------------------------------------
Synthetic Institutional Shares                     30.87%       25.64%        23.14%         21.98%*
---------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class A              30.16%       25.48%        23.04%         23.83%*
---------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class A w/load       24.96%       23.79%        22.06%         21.25%*
---------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class B              29.54%       25.21%        22.88%         26.31%++
---------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class B w/load       24.54%       24.57%        22.80%         21.31%++
---------------------------------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Expedition Equity Fund, Synthetic Investment Shares Class A or Synthetic Institutional Class or Synthetic Investment Shares Class B, versus the S&P 500 Composite Index, the S&P 400 Mid-Cap Index, and the Lipper Growth & Income Funds Objective, and the Lipper Large-Cap Core Funds Classification.





                                         [Line Graph omitted]
Plot Points are as follows:

         ExpEquity     ExpInvestment     ExpClass      S&P 500      S&P 400         LipGrowth      LipLarge-Cap
         ---------     -------------     --------      -------      -------         ---------      ------------
10/93    10,000          9,600           10,000        10,000       10,000          10,000         10,000
10/94    10,033          9,632           10,033        10,386       10,236          10,274         10,202
10/95    11,712         11,243           11,712        13,129       12,407          12,403         12,486
10/96    14,321         13,748           14,321        16,290       14,560          15,109         15,145
10/97    18,209         17,481           18,209        21,520       19,313          19,415         19,340
10/98    21,701         20,868           21,738        26,254       20,607          21,339         22,432
10/99    28,401         27,162           28,159        32,993       24,949          25,084         28,289


* For periods prior to the inception of the Expedition Equity Fund on June 13, 1997, the performance data quoted represents past performance of the Equity Model Common Trust Fund internally managed by an affiliate of the Expedition Equity Fund's investment advisor, adjusted for the maximum fee and expenses of the Institutional Shares of the Expedition Equity Fund applicable at the inception of the Expedition Equity Fund. The Equity Model Common Trust Fund was not registered under the Investment Company Act of 1940 and therefore, was not subject to certain restrictions which may have adversely affected performance.
Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.
+  Actual, not synthetic.
++ Cumulative Inception to Date.

4  October 31, 1999

Expedition Bond Fund
Management's Discussion and Analysis

For the twelve months ended October 31, 1999, the Expedition Bond Fund Institutional Shares generated a total return of (0.06)%. This compares to a 0.99% return for the Lehman Intermediate Gov't/Corp. Bond Index and a 1.07% return for the Lipper Short-Intermediate U.S. Government Funds Average. The Fund seeks to provide income with relative stability of principal.

Over the course of the fiscal year, yields in the fixed income markets rose dramatically. For example, the yield on five-year Treasury Notes moved from 4.39% at the start of the period, to 5.94% at year-end.

This dramatic increase in rates was a result of two rate hikes by the Federal Reserve Board, each of which pushed short-term rates up by 0.25%.

Back in the autumn of 1998, the Federal Reserve had lowered interest rates by a total of 0.75% in response to several stresses in the global financial system. These included the collapse of economies in Asia and Russia, as well as the implosion of several large hedge funds.

However, global conditions quickly stabilized, commodity prices rose, and the domestic economy continued to move along briskly. As a result, by June of 1999, the Fed felt confident enough to begin moving rates up once again in order to quell inflation. The net result was a volatile year for the bond markets.

Against this backdrop of volatility, the Expedition Bond Fund suffered somewhat from its deliberately conservative approach. For much of the year, the market reversed its previous flight to quality and began favoring lower-grade corporate bonds. Since these types of instruments were not part of our portfolio, the Fund underperformed its benchmark index. We do not regret this underperformance, however, since we believe that our investors value quality over a modest yield premium.

At fiscal year-end, the Fund's average maturity stood at 4.50 years - approximately the same as that of its benchmark index. However, the Fund holds a slightly larger proportion of government agency notes than the benchmark, in order to seek somewhat higher yields.

Looking ahead, we believe that the continued strength of the domestic economy could inspire the Fed to take action once again early in the new year. Therefore, we plan to maintain our relatively conservative approach in order to seek higher yields as they become available.

                                                            October 31, 1999   5

Expedition Bond Fund
Management's Discussion and Analysis

-----------------------------------------------------------------------------------------------------------
                             E X P E D I T I O N  B O N D  F U N D
-----------------------------------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------------------------------------------------
                                                                 Annualized     Annualized   Annualized
                                                      1 Year       3 Year        5 Year      Inception
                                                      Return       Return        Return      to Date+
-----------------------------------------------------------------------------------------------------------
Synthetic Institutional Shares                        -0.06%        4.87%         5.97%        4.95%
-----------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class A                 -0.41%        4.69%         5.86%        5.37%
-----------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class A w/load          -4.37%        3.26%         4.99%        4.80%
---------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class B                  1.30%        5.28%         6.22%        2.10%++
-----------------------------------------------------------------------------------------------------------
Synthetic Investment Shares - Class B w/load          -3.44%        4.39%         6.06%       -2.69%++
---------------------------------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Expedition Bond Fund, Synthetic Institutional Shares, Synthetic Investment Shares Class A or Synthetic Investment Shares Class B, versus the Lehman Intermediate Government/Corporate Index, and the Lipper Short/Intermediate U.S. Government Objective.



                                         [Line Graph omitted]
Plot Points are as follows:

              Institutional     Investment          Class B         Corp. Index        Gov't Objective
              -------------     ----------          -------         -----------        ---------------
40/92         10,000              9,600             10,000          10,000             10,000
10/92         10,640             10,215             10,640          10,620             10,532
10/93         11,536             11,075             11,536          11,675             11,419
10/94         11,176             10,729             11,176          11,449             11,128
10/95         12,399             11,903             12,399          12,883             12,277
10/96         12,949             12,431             12,949          13,632             12,895
10/97         13,780             13,228             13,780          14,653             13,737
10/98         14,941             14,320             14,916          15,987             14,728
10/99         14,932             14,261             15,110          16,145             14,886

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.
+  Actual, not synthetic.
++ Cumulative Inception to Date.

6   October 31, 1999

Expedition Money Market Fund
Management's Discussion and Analysis


For the twelve months ended October 31, 1999, the Expedition Money Market Fund Investment Service Shares generated a total return of 4.56%. This compares to a 4.41% return for the Lipper Money Market Mutual Fund Average.

During fiscal year 1999, the Federal Reserve Board increased interest rates twice in an effort to pre-empt inflation. The first of these actions took place in June, 1999 when the Fed raised rates from 4.75% to 5.00%.

Unconvinced that this increase would be sufficient to cool the red-hot U.S. economy, the markets continued to push yields still higher in the months that followed.

Then, in August, market speculation was confirmed as the Federal Funds Target Rate was increased by an additional 0.25%, to 5.25%.

As a result of these actions by the Fed, the yield on the three-month Treasury Bill increased by 0.76% over the course of the year, while the yield on the one-year Treasury Bill increased by 1.22%.

Throughout this period, the Expedition Money Market Fund continued to pursue a conservative strategy that would position the Fund to take advantage of increasing rates.

At fiscal year-end, the average maturity of the Fund was targeted between 60-65 days. Assets were concentrated in 30-90 day commercial paper and corporate notes six months to one year were added where value could be found. The remainder of the Fund was invested in overnight repurchase agreements.

Looking ahead, Fed policy is expected to remain neutral for the short-term, in part due to concerns over potential Y2K related difficulties in the markets.

Once these Y2K concerns are past, however, we believe the expanding domestic economy and tight labor markets could lead to additional rate hikes during the new year. Therefore, we plan to keep our conservative strategy in place in the months ahead.

                                                            October 31, 1999   7

Expedition Tax-Free Money Market Fund
Management's Discussion and Analysis

For the period ended October 31, 1999, the Expedition Tax-Free Money Market Fund Investment Service Shares generated a total return of 2.77%. This compares to a 2.60% return for the Lipper Tax Exempt Money Market Mutual Fund Average.

The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high-quality money market instruments maturing in 397 days or less.

During fiscal 1999, the U.S. economy continued to grow at a robust rate, while inflation remained subdued. The early portion of the fiscal year was marked by concerns over financial difficulties in Asia, Russia, and Brazil, and by the failures of a few prominent hedge funds.

However, prompt action by the Federal Reserve Board helped to bring stability in the markets. And for the remainder of the fiscal year many of the world's economies rebounded strongly. One result of this global recovery was an increase in oil and commodity prices spurred by rising demand.

The trend toward higher commodity prices, along with a tight domestic labor market, led the Federal Reserve to boost interest rates twice during fiscal 1999. As a result, one year U.S. Treasury yields rose from 4.38% as of October 30, 1998 to 5.66% as of October 30, 1999. Municipal yields moved from 3.10% to 3.83% in the same time frame.

The Expedition Tax-Free Money Market Fund was able to take advantage of these increases as they occurred, thanks to a strategy that kept much of the portfolio in short-term instruments.

Looking ahead, the Federal Reserve has stated its desire to remain vigilant against inflation. Therefore, with the U.S. economy continuing to grow and the labor market tightening, additional rate hikes seem likely in the months ahead. Even in the absence of Fed action, the bond markets appear ready to push rates higher based on their own perceptions of inflationary trends.

In light of these conditions, we plan to maintain our conservative portfolio strategy in order to capture higher yields as they become available.

8    October 31, 1999

Expedition Equity Fund
Statement of Net Assets

                                                                         Value
Description                                             Shares           (000)
------------------------------------------------------------------------------
Common Stocks - 99.5%
   Airlines - 2.0%
   Southwest Airlines                                  452,000        $ 7,599
------------------------------------------------------------------------------
   Total Airlines                                                       7,599
------------------------------------------------------------------------------
   Auto Cars/Light Trucks - 2.5%
   Ford Motor                                          168,025          9,220
------------------------------------------------------------------------------
   Total Auto Cars/Light Trucks                                         9,220
------------------------------------------------------------------------------
   Banks - 5.4%
   J.P. Morgan                                          80,000         10,470
   Mellon Financial                                    269,000          9,936
------------------------------------------------------------------------------
   Total Banks                                                         20,406
------------------------------------------------------------------------------
   Broadcasting, Newspapers & Advertising - 4.6%
   Omnicom Group                                       109,999          9,680
   Univision Communications*                            88,000          7,485
------------------------------------------------------------------------------
   Total Broadcasting, Newspapers & Advertising                        17,165
------------------------------------------------------------------------------
   Computers & Services - 9.3%
   EMC*                                                165,000         12,045
   IBM                                                 111,000         10,920
   Sun Microsystems*                                   112,000         11,851
------------------------------------------------------------------------------
   Total Computers & Services                                          34,816
------------------------------------------------------------------------------
   Cosmetics/Toiletries - 5.5%
   Allergan                                             86,000          9,234
   Procter & Gamble                                    107,000         11,222
------------------------------------------------------------------------------
   Total Cosmetics/Toiletries                                          20,456
------------------------------------------------------------------------------
   Diversified Financial Services - 3.6%
   Citigroup                                           250,000         13,531
------------------------------------------------------------------------------
   Total Diversified Financial Services                                13,531
------------------------------------------------------------------------------
   Diversified Manufacturing - 6.7%
   General Electric                                    108,000         14,641
   Tyco International                                  260,000         10,384
------------------------------------------------------------------------------
   Total Diversified Manufacturing                                     25,025
------------------------------------------------------------------------------
   Drugs - 7.8%
   Bristol-Myers Squibb                                154,000         11,829
   Merck                                               121,000          9,627
   Pfizer                                              203,000          8,018
------------------------------------------------------------------------------
   Total Drugs                                                         29,474
------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999   9

Expedition Equity Fund
Statement of Net Assets

                                                                         Value
Description                                             Shares           (000)
--------------------------------------------------------------------------------
   Electronic Components - 2.4%
   Solectron*                                          122,001         $ 9,181
--------------------------------------------------------------------------------
   Total Electronic Components                                           9,181
--------------------------------------------------------------------------------
   Entertainment - 2.5%
   Time Warner                                         137,000           9,547
--------------------------------------------------------------------------------
   Total Entertainment                                                   9,547
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 3.0%
   Anheuser Busch                                      156,000          11,203
--------------------------------------------------------------------------------
   Total Food, Beverage & Tobacco                                       11,203
--------------------------------------------------------------------------------
   Gas/Natural Gas - 2.0%
   Enron                                               190,000           7,588
--------------------------------------------------------------------------------
   Total Gas/Natural Gas                                                 7,588
--------------------------------------------------------------------------------
   Insurance - 5.1%
   American International Group                         93,000           9,573
   Marsh & McLennan Companies                          120,000           9,487
--------------------------------------------------------------------------------
   Total Insurance                                                      19,060
--------------------------------------------------------------------------------
   Internet Software - 1.7%
   America Online*                                      50,000           6,484
--------------------------------------------------------------------------------
   Total Internet Software                                               6,484
--------------------------------------------------------------------------------
   Machinery - 1.1%
   Caterpillar                                          75,000           4,144
--------------------------------------------------------------------------------
   Total Machinery                                                       4,144
--------------------------------------------------------------------------------
   Metals-Aluminum - 2.3%
   Alcoa                                               145,000           8,809
--------------------------------------------------------------------------------
   Total Metals-Aluminum                                                 8,809
--------------------------------------------------------------------------------
   Networking Products - 5.4%
   Adaptec*                                            183,000           8,235
   Cisco Systems*                                      163,000          12,062
--------------------------------------------------------------------------------
   Total Networking Products                                            20,297
--------------------------------------------------------------------------------
   Oil Field Services - 4.1%
   Halliburton                                         210,000           7,914
   Schlumberger Limited                                126,000           7,631
--------------------------------------------------------------------------------
   Total Oil Field Services                                             15,545
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

10  October 31, 1999

Expedition Equity Fund
Statement of Net Assets

                                                      Shares/Face         Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Petroleum Refining - 4.1%
   Coastal                                             144,000         $ 6,066
   Exxon                                               124,000           9,184
--------------------------------------------------------------------------------
   Total Petroleum Refining                                             15,250
--------------------------------------------------------------------------------
   Retail - 5.6%
   Dayton Hudson                                       140,000           9,047
   Wal-Mart Stores                                     212,000          12,018
--------------------------------------------------------------------------------
   Total Retail                                                         21,065
--------------------------------------------------------------------------------
   Telephones & Telecommunications - 12.8%
   Comverse Technology*                                 73,000           8,286
   Lucent Technologies                                 150,000           9,638
   MCI WorldCom*                                       123,000          10,555
   Nortel Networks                                     184,000          11,397
   SBC Communications                                  164,000           8,354
--------------------------------------------------------------------------------
   Total Telephones & Telecommunications                                48,230
--------------------------------------------------------------------------------
   Total Common Stocks
      (Cost $288,442)                                                  374,095
--------------------------------------------------------------------------------
Repurchase Agreement - 2.7%
     J.P. Morgan, Inc., 5.17%, dated 10/31/99,
       matures 11/01/99, repurchase price
       $10,205,395 (collateralized by U.S.
       Treasury Bond, par value $10,469,000,
       6.125%, matures 08/15/29:
       market value $10,405,618)                       $10,201          10,201
--------------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $10,201)                                                    10,201
--------------------------------------------------------------------------------
   Total Investments - 102.2%
      (Cost $298,643)                                                  384,296
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net - (2.2%)                              (8,208)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  11

Expedition Equity Fund
Statement of Net Assets

                                                                         Value
Description                                                              (000)
--------------------------------------------------------------------------------


Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 27,793,591 outstanding shares
   of beneficial interest                                             $237,364
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no par value) based
   on 359,028 outstanding shares of beneficial interest                  3,875
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value) based on
   594,758 outstanding shares of beneficial interest                     7,475
Accumulated net realized gain on investments                            41,721
Net unrealized appreciation on investments                              85,653
--------------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                         $376,088
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares                              $13.09
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Investment Shares - Class A                       $13.06
--------------------------------------------------------------------------------
Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                      $13.60
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class B                                          $12.96
--------------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%

* Non-income producing security





The accompanying notes are an integral part of the financial statements.

12  October 31, 1999

Expedition Bond Fund
Statement of Net Assets

                                                          Face            Value
Description                                            Amt. (000)         (000)
--------------------------------------------------------------------------------
Asset-Backed Securities - 5.5%
     First USA Credit Card Master Trust,
       Ser 1998-9, Cl A (A)
       5.280%, 01/18/04                                 $1,500          $1,425
     MBNA Master Credit Card Trust,
       Ser 1997-I, Cl A (A)
       6.550%, 08/15/04                                  2,500           2,480
     Proffitts Credit Card Master Trust,
       Ser 1997-2, Cl A (A)
       6.500%, 08/15/02                                  2,000           1,994
--------------------------------------------------------------------------------
   Total Asset-Backed Securities
      (Cost $6,021)                                                      5,899
--------------------------------------------------------------------------------
Corporate Bonds - 21.4%
   Banks - 2.8%
     Banc One
       6.400%, 08/01/02                                  2,000           1,983
     Wells Fargo
       6.625%, 07/15/04                                  1,000             994
--------------------------------------------------------------------------------
   Total Banks                                                           2,977
--------------------------------------------------------------------------------
   Consumer Non-Durable - 3.3%
     Archer Daniels Midland
       6.250%, 05/15/03                                  1,500           1,485
     Coca-Cola Enterprises
       6.375%, 08/01/01                                  1,000             996
     Sherwin-Williams
       6.500%, 02/01/02                                  1,000             999
--------------------------------------------------------------------------------
   Total Consumer Non-Durable                                            3,480
--------------------------------------------------------------------------------
   Diversified Financial Services - 5.0%
     Ford Motor Credit
       6.125%, 04/28/03                                  2,000           1,953
       5.750%, 02/23/04                                  1,500           1,434
     Lehman Brothers Holdings
       6.500%, 10/01/02                                  1,000             985
     Morgan Stanley Dean Witter
       5.625%, 01/20/04                                  1,000             954
--------------------------------------------------------------------------------
   Total Diversified Financial Services                                  5,326
--------------------------------------------------------------------------------
   Electrical Services - 0.9%
     Georgia Power
       5.500%, 12/01/05                                  1,000             925
--------------------------------------------------------------------------------
   Total Electrical Services                                               925
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  13

Expedition Bond Fund
Statement of Net Assets

                                                          Face            Value
Description                                            Amt. (000)         (000)
--------------------------------------------------------------------------------
   Leasing & Renting - 2.8%
     International Lease Finance
       6.250%, 10/15/00                                 $1,005         $ 1,003
       5.750%, 01/15/03                                  2,000           1,935
--------------------------------------------------------------------------------
   Total Leasing & Renting                                               2,938
--------------------------------------------------------------------------------
   Retail - 5.7%
     Dillard Department Stores
       7.150%, 09/01/02                                  2,025           2,010
     Wal-Mart Stores
       6.500%, 06/01/03                                  1,520           1,516
       7.500%, 05/15/04                                  2,500           2,584
--------------------------------------------------------------------------------
   Total Retail                                                          6,110
--------------------------------------------------------------------------------
   Telephone Services - 0.9%
     AT&T
       5.625%, 03/15/04                                  1,000             955
--------------------------------------------------------------------------------
   Total Telephone Services                                                955
--------------------------------------------------------------------------------
   Total Corporate Bonds
      (Cost $23,053)                                                    22,711
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Obligations - 3.7%
     FHLMC Notes
       6.800%, 03/19/07                                  1,000           1,007
       5.750%, 03/15/09                                  1,500           1,399
       6.625%, 09/15/09                                  1,515           1,507
--------------------------------------------------------------------------------
   Total U.S. Government Agency Mortgage-Backed Obligations
      (Cost $3,988)                                                      3,913
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Bonds - 12.6%
     FHLMC, Gold Pool #E00413 (A)
       6.500%, 07/11/02                                  2,174           2,133
     FHLMC, Gold Pool #E00475 (A)
       7.500%, 05/17/01                                    927             940
     FHLMC, Gold Pool #E00485 (A)
       7.000%, 03/16/02                                  1,784           1,784
     FHLMC, Gold Pool #E00532 (A)
       6.500%, 10/12/03                                  1,502           1,474
     FHLMC, Gold Pool #E00543 (A)
       6.000%, 06/15/04                                  2,152           2,071
     FHLMC, Gold Pool #E00584
       6.000%, 11/01/13                                  3,226           3,104
     FHLMC, Gold Pool #N98262
       5.000%, 03/01/06                                  1,966           1,831
     FNMA, Ser 1991-4, Cl E
       8.250%, 09/25/05                                     46              46
--------------------------------------------------------------------------------
   Total U.S. Government Agency Mortgage-Backed Bonds
      (Cost $13,736)                                                    13,383
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


14  October 31, 1999

Expedition Bond Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
U.S. Government Obligations - 51.3%
     U.S. Treasury Notes
       6.250%, 08/31/00                                 $2,000         $ 2,011
       6.125%, 09/30/00                                  2,000           2,009
       5.625%, 11/30/00                                  3,000           2,999
       6.250%, 04/30/01                                  3,000           3,023
       6.625%, 06/30/01                                  3,000           3,039
       7.500%, 11/15/01                                  2,000           2,064
       6.250%, 01/31/02                                  3,500           3,529
       7.500%, 05/15/02                                  4,000           4,151
       6.375%, 08/15/02                                  3,000           3,038
       6.250%, 02/15/03                                  4,000           4,036
       5.500%, 05/31/03                                  1,500           1,478
       5.750%, 08/15/03                                  4,500           4,466
       6.000%, 08/15/04                                  2,000           2,006
       7.250%, 08/15/04                                  3,000           3,150
       6.500%, 08/15/05                                  3,000           3,056
       6.875%, 05/15/06                                  1,000           1,039
       6.500%, 10/15/06                                  1,000           1,018
       6.250%, 02/15/07                                  3,000           3,014
       6.125%, 08/15/07                                  2,500           2,490
       6.000%, 08/15/09                                  3,000           2,997
--------------------------------------------------------------------------------
   Total U.S. Government Obligations
      (Cost $54,754)                                                    54,613
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
     J.P. Morgan, Inc., 5.17%, dated 10/31/99,
       matures 11/01/99, repurchase price
       $4,656,005 (collateralized by U.S. Treasury
       Bond, par value $4,776,000, 6.125%,
       matures 08/15/29: market value $4,747,085)        4,654           4,654
--------------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $4,654)                                                      4,654
--------------------------------------------------------------------------------
   Total Investments - 98.9%
      (Cost $106,206)                                                  105,173
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net - 1.1%                                 1,209
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  15

Expedition Bond Fund
Statement of Net Assets

                                                                       Value
Description                                                            (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 10,252,155 outstanding shares of
   beneficial interest                                                $ 99,175
Portfolio Capital of Investment Shares - Class A
   (unlimited authorization -- no par value)
   based on 755,172 outstanding shares of
   beneficial interest                                                  11,678
Portfolio Capital of Investment Shares - Class B
   (unlimited authorization -- no par value)
   based on 22,190 outstanding shares of
   beneficial interest                                                     219
Accumulated net realized loss on investments                            (3,657)
Net unrealized depreciation on investments                              (1,033)
--------------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                         $106,382
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares                               $9.65
--------------------------------------------------------------------------------
 Net Asset Value and Redemption
   Price Per Share -- Investment Shares - Class A                        $9.64
--------------------------------------------------------------------------------
 Maximum Offering Price Per Share --
   Investment Shares - Class A (1)                                      $10.04
--------------------------------------------------------------------------------
 Net Asset Value and Redemption Price Per Share --
   Investment Shares - Class B                                           $9.64
--------------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.

(A) Callable Security -- The call date is shown as the maturity date on the Statement of Net Assets.

Cl -- Class

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

Ser -- Series

The accompanying notes are an integral part of the financial statements.

16  October 31, 1999

Expedition Money Market Fund
Statement of Net Assets

                                                         Face            Value
Description                                           Amt. (000)         (000)
--------------------------------------------------------------------------------
Commercial Paper - 6.78%
   Banks - 5.3%
     Bank of America
       5.810%, 01/06/00                                 $5,000        $ 4,947
       5.030%, 01/24/00                                  3,000          2,965
     Wachovia
       5.750%, 02/10/00                                  1,000            984
     Wells Fargo
       5.930%, 02/11/00                                  3,000          2,950
     Zions Bancorp
       5.900%, 01/19/00                                  5,000          4,935
--------------------------------------------------------------------------------
   Total Banks                                                         16,781
--------------------------------------------------------------------------------
   Broker/Dealers - 8.7%
     Goldman Sachs
       5.810%, 02/02/00                                  5,000          4,925
       5.960%, 02/08/00                                  5,000          4,918
       5.960%, 02/18/00                                  4,000          3,928
     Merrill Lynch
       5.300%, 11/01/99                                  4,000          4,000
     Morgan Stanley Dean Witter
       5.920%, 01/19/00                                  3,000          2,961
       5.990%, 01/26/00                                  5,000          4,928
       5.810%, 01/28/00                                  2,000          1,972
--------------------------------------------------------------------------------
   Total Broker/Dealers                                                27,632
--------------------------------------------------------------------------------
   Diversified Financial Services - 16.3%
     American General Finance
       5.300%, 11/19/99                                  6,000          5,984
       5.320%, 12/06/99                                  4,000          3,979
     Ford Motor Credit
       5.280%, 11/16/99                                  2,000          1,996
       5.280%, 12/29/99                                  5,000          4,957
     General Electric Capital
       5.310%, 11/23/99                                  5,000          4,984
       5.330%, 12/14/99                                  5,000          4,968
     GMAC
       5.250%, 11/15/99                                  5,000          4,990
       5.270%, 12/17/99                                  5,000          4,966
     Transamerica Finance
       5.230%, 11/02/99                                  5,000          4,999
       5.320%, 11/05/99                                  3,000          2,998
       5.300%, 11/09/99                                  3,000          2,996
       5.320%, 11/09/99                                  4,000          3,995
--------------------------------------------------------------------------------
   Total Diversified Financial Services                                51,812
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  17

Expedition Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Electrical Services - 5.3%
     General Electric
       5.320%, 12/10/99                                $ 5,000         $ 4,971
       5.290%, 12/23/99                                  5,000           4,962
     Georgia Power
       5.700%, 02/01/00                                  2,000           1,971
     Southern California Edison
       5.920%, 01/27/00                                  5,000           4,928
--------------------------------------------------------------------------------
   Total Electrical Services                                            16,832
--------------------------------------------------------------------------------
   Funding Corporations-Asset Backed - 21.8%
     Centric Capital
       5.360%, 11/16/99                                  3,640           3,632
       5.340%, 11/30/99                                  5,000           4,978
       5.950%, 01/14/00                                  5,000           4,939
     Falcon Asset Securitization
       5.880%, 01/18/00                                  7,000           6,911
       6.120%, 01/18/00                                  3,000           2,960
     Madison Funding
       5.420%, 12/08/99                                  5,000           4,972
       6.100%, 02/03/00                                  3,000           2,952
     Preferred Receivables Funding
       5.370%, 11/15/99                                  5,000           4,990
       6.030%, 01/31/00                                  6,000           5,909
     Receivables Capital
       5.370%, 11/17/99                                 14,000          13,967
     Riverwoods Funding
       6.000%, 01/10/00                                  6,000           5,930
       6.030%, 01/27/00                                  7,200           7,095
--------------------------------------------------------------------------------
   Total Funding Corporations-Asset Backed                              69,235
--------------------------------------------------------------------------------
   Household Products - 1.6%
     Clorox
       5.270%, 11/24/99                                  5,000           4,983
--------------------------------------------------------------------------------
   Total Household Products                                              4,983
--------------------------------------------------------------------------------
   Personal Credit Institutions - 6.0%
     Toyota Motor Credit
       5.280%, 12/02/99                                  7,000           6,968
       5.270%, 12/13/99                                  5,000           4,969
     Xerox Credit
       5.280%, 12/10/99                                  7,000           6,960
--------------------------------------------------------------------------------
   Total Personal Credit Institutions                                   18,897
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

18  October 31, 1999

Expedition Money Market Fund
Statement of Net Assets

                                                          Face           Value
Description                                            Amt. (000)        (000)
--------------------------------------------------------------------------------
   Utilities - 2.8%
     National Rural
       5.300%, 11/18/99                                 $5,000         $ 4,988
       5.300%, 11/19/99                                  4,000           3,989
--------------------------------------------------------------------------------
   Total Utilities                                                       8,977
--------------------------------------------------------------------------------
   Total Commercial Paper
      (Cost $215,149)                                                  215,149
--------------------------------------------------------------------------------
Corporate Bonds - 19.6%
   Banks - 2.3%
     First Union
       6.600%, 06/15/00                                  1,500           1,508
     Norwest Corporation
       7.125%, 04/01/00                                  1,050           1,058
       6.750%, 05/12/00                                  4,855           4,891
--------------------------------------------------------------------------------
   Total Banks                                                           7,457
--------------------------------------------------------------------------------
   Broker/Dealers - 2.1%
     Bear Stearns
       6.500%, 07/05/00                                  2,000           2,007
     Merrill Lynch
       6.700%, 08/01/00                                  2,000           2,011
     Merrill Lynch MTN
       6.380%, 07/18/00                                  2,500           2,509
--------------------------------------------------------------------------------
   Total Broker/Dealers                                                  6,527
--------------------------------------------------------------------------------
   Diversified Financial Services - 6.5%
     American General Finance
       6.875%, 01/15/00                                  1,510           1,515
       7.250%, 04/15/00                                  1,250           1,261
     American General Finance MTN
       6.580%, 08/07/00                                  1,000           1,004
     Associates Corporation of North America
       6.125%, 11/12/99                                  1,000           1,000
       6.200%, 02/15/00                                  1,000           1,003
       6.000%, 03/15/00                                  1,000           1,003
       6.000%, 06/15/00                                  1,200           1,204
       6.375%, 06/15/00                                  1,000           1,005
       6.250%, 09/15/00                                  1,200           1,202
     Associates Corporation of North America MTN
       6.710%, 06/01/00                                  1,000           1,006
     Ford Motor Credit
       6.375%, 04/15/00                                  1,200           1,206
     Ford Motor Credit MTN
       7.450%, 04/13/00                                  1,000           1,007
       6.840%, 06/05/00                                  2,365           2,379

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  19

Expedition Money Market Fund
Statement of Net Assets

                                                          Face            Value
Description                                            Amt. (000)         (000)
--------------------------------------------------------------------------------
   Diversified Financial Services (continued)
     General Motors Acceptance
       7.000%, 03/01/00                                 $2,000         $ 2,012
     GMAC MTN
       7.500%, 04/11/00                                  1,000           1,008
     Norwest Financial MTN
       6.050%, 11/19/99                                  1,850           1,851
--------------------------------------------------------------------------------
   Total Diversified Financial Services                                 20,666
--------------------------------------------------------------------------------
   Electrical Services - 1.7%
     Alabama Power
       6.000%, 03/01/00                                  1,500           1,504
     Georgia Power
       6.000%, 03/01/00                                  3,000           3,005
     Southern California Edison
       8.250%, 02/01/00                                  1,000           1,007
--------------------------------------------------------------------------------
   Total Electrical Services                                             5,516
--------------------------------------------------------------------------------
   Leasing & Renting - 4.5%
     International Lease Finance
       5.750%, 12/15/99                                  2,000           2,001
       6.375%, 01/18/00                                  2,000           2,005
       5.460%, 03/10/00                                  1,750           1,752
       6.200%, 05/01/00                                  2,500           2,512
       6.625%, 06/01/00                                  1,950           1,961
     International Lease Finance MTN
       6.640%, 02/01/00                                  2,000           2,008
       6.180%, 06/01/00                                  1,000           1,000
       6.630%, 06/01/00                                  1,000           1,005
--------------------------------------------------------------------------------
   Total Leasing & Renting                                              14,244
--------------------------------------------------------------------------------
   Personal Credit Institutions - 1.9%
     Xerox Credit
       5.113%, 03/21/00                                  2,000           2,000
       5.320%, 03/31/00                                  4,000           4,000
--------------------------------------------------------------------------------
   Total Personal Credit Institutions                                    6,000
--------------------------------------------------------------------------------
   Tobacco, Food & Beverage - 0.6%
     Philip Morris
       7.125%, 12/01/99                                  1,751           1,754
--------------------------------------------------------------------------------
   Total Tobacco, Food & Beverage                                        1,754
--------------------------------------------------------------------------------
   Total Corporate Bonds
      (Cost $62,164)                                                    62,164
--------------------------------------------------------------------------------
U.S. Government Agency Obligations - 5.1%
     Student Loan Marketing Agency (A)
       5.745%, 06/30/00                                  5,000           5,000

The accompanying notes are an integral part of the financial statements.

20  October 31, 1999

Expedition Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
     Student Loan Mortgage Association (A)
       5.415%, 12/16/99                                $ 5,000         $ 5,000
       5.575%, 01/20/00                                  3,000           3,000
       5.775%, 02/17/00                                  3,000           3,000
--------------------------------------------------------------------------------
   Total U.S. Governement Agency Obligations
      (Cost $16,000)                                                    16,000
--------------------------------------------------------------------------------
Bank Notes - 1.6%
     Bank of America
       5.800%, 01/20/00                                  5,000           5,000
--------------------------------------------------------------------------------
   Total Bank Notes
      (Cost $5,000)                                                      5,000
--------------------------------------------------------------------------------
Mutual Funds - 2.4%
     Financial Square Government Money Market
       Fund #465 (A) 5.150%                              7,716           7,716
--------------------------------------------------------------------------------
   Total Mutual Funds
      (Cost $7,716)                                                      7,716
--------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
     J.P. Morgan, Inc., 5.17%, dated 10/31/99,
       matures 11/01/99, repurchase price
       $11,161,807 (collateralized by U.S. Treasury
       Bond, par value $11,450,000, 6.125%,
       matures 08/15/29: market value $11,380,678)      11,157          11,157
--------------------------------------------------------------------------------
   Total Repurchase Agreement
      (Cost $11,157)                                                    11,157
--------------------------------------------------------------------------------
   Total Investments - 100.0%
      (Cost $317,186)                                                  317,186
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net - 0.0%                                    43
--------------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 130,795,828 outstanding shares
   of beneficial interest                                              130,796
Portfolio Capital of Investment Service Shares
   (unlimited authorization -- no par value)
   based on 186,432,141 outstanding shares of
   beneficial interest                                                 186,432
Accumulated net realized gain on investments                                 1
--------------------------------------------------------------------------------
   Total Net Assets-- 100.0%                                          $317,229
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Institutional Shares                                $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Investment Service Shares                           $1.00
--------------------------------------------------------------------------------
(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of October 31, 1999.

MTN -- Medium Term Note


The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  21

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
Muncipal Bonds - 101.9%
   Alabama - 4.4%
     Alabama State Multi-Family Housing RB,
       Rime Village Hoover Project,
       Series A (A) (B) (E)
       3.550%, 11/08/99                                 $1,200          $1,200
     Alabama State Multi-Family Residential
       Development RB, Series B (A) (B) (C)
       3.500%, 11/08/99                                  1,725           1,725
     Mobile, Industrial Development Pollution
       Control RB, M & T Chemicals
       Project (A) (B) (C)
       3.675%, 11/08/99                                  1,000           1,000
--------------------------------------------------------------------------------
   Total Alabama                                                         3,925
--------------------------------------------------------------------------------
   Arizona - 1.4%
     Apache County, Industrial Development
       Authority RB, Tucson Electrical
       Power (A) (B) (C)
       3.450%, 11/08/99                                    100             100
     Pinal County, Industrial Development Authority
       Pollution Control RB, Newmount Project,
       Series A (A) (B) (C)
       3.550%, 11/01/99                                  1,100           1,100
--------------------------------------------------------------------------------
   Total Arizona                                                         1,200
--------------------------------------------------------------------------------
   Arkansas - 0.1%
     Greystone, Tax Exempt Certificate
       Trust Authority RB, Senior Certificate
       of Beneficial Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                    109             109

--------------------------------------------------------------------------------
   Total Arkansas                                                          109
--------------------------------------------------------------------------------
   Colorado - 3.1%
     Denver City & County, Multi-Family Housing
       Authority RB, Ogden Residence
       Project (A) (B) (C)
       3.600%, 11/01/99                                    300             300
     SBC Metropolitan District, GO (A) (B) (C)
       3.350%, 12/01/99                                  1,555           1,555
     Summit County, Recreational Facilities
       Authority RB, Copper Mountain
       Project (A) (B) (C)
       3.900%, 11/08/99                                    925             925
--------------------------------------------------------------------------------
   Total Colorado                                                        2,780
--------------------------------------------------------------------------------
   District of Columbia - 1.4%
     District of Columbia Multi-Family Housing RB,
       Temple Courts Section 8 Project (D)
       12.000%, 02/01/00                                 1,145           1,281
--------------------------------------------------------------------------------
   Total District of Columbia                                            1,281
--------------------------------------------------------------------------------
   Florida - 3.9%
     Alachua County, Industrial Development RB,
       Florida Convention Centers
       Project (A) (B) (C)
       3.900%, 11/08/99                                    450             450

The accompanying notes are an integral part of the financial statements.

22  October 31, 1999

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Florida (continued)
     Florida State Multi-Family Housing
       Authority RB, Country Club Project (A) (B)
       4.000%, 11/08/99                                 $  595          $  595
     Greystone, Tax Exempt Certificate Trust
       Authority RB, Senior Certificate of
       Beneficial Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                    165             165
     Orange County, Industrial Development
       Authority RB, Orlando Hawaiian
       Motel (A) (B) (C)
       3.750%, 04/01/00                                    330             330
     Pinellas County, Health Facilities
       Authority RB, Pooled Hospital Loan
       Program (A) (B) (C)
       3.500%, 11/01/99                                  1,200           1,200
     Polk County, Industrial Development
       Authority RB, Florida Convalescent Centers
       Project (A) (B) (C)
       3.900%, 11/08/99                                    100             100
     University of Florida, Athletic Association
       Florida Capital Improvement RB, University
       of Florida Stadium Project (A) (B) (C)
       3.750%, 11/01/99                                    600             600
--------------------------------------------------------------------------------
   Total Florida                                                         3,440
--------------------------------------------------------------------------------
   Georgia - 2.8%
     Fulton County, Development Authority RB,
       Robert W. Woodruff Arts Center
       Project, (A) (B) (C)
       3.600%, 11/08/99                                    250             250
     Greystone, Tax Exempt Certificate Trust
       Authority RB, Senior Certificate of Beneficial
       Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                    550             550
     Macon-Bibb County, Hospital Authority RB,
       Medical Center of Central Georgia
       Project (A) (B) (C)
       3.600%, 11/08/99                                    400             400
     Savannah, Multi-Family Housing Authority RB,
       Somerset Place Project, Series A (A) (B) (E)
       3.550%, 11/08/99                                    400             400
     Walton County, Industrial Development RB,
       Walton Monroe Mills, Series B (A) (B) (C)
       3.600%, 11/08/99                                    900             900
--------------------------------------------------------------------------------
   Total Georgia                                                         2,500
--------------------------------------------------------------------------------
   Hawaii - 2.1%
     Hawaii State Department Budget Finance RB,
       Special Purpose  Mortgage (A) (B) (C)
       3.800%, 10/01/00                                    840             840
     Hawaii State Department of Budget & Finance
       Special Purpose RB, Queens Health System
       Project, Series A (A) (B) (C)
       3.550%, 11/08/99                                  1,000           1,000
--------------------------------------------------------------------------------
   Total Hawaii                                                          1,840
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  23

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Illinois - 10.0%
     Cook Country, Illinois Community Unit School
       District Number 401 Elmwood Park, TAN
       4.980%, 10/25/00                                 $1,000          $1,005
     Illinois State Development Finance
       Authority RB, AMR Pooled Finance Project,
       Series A (A) (B) (C)
       3.700%, 11/08/99                                  1,500           1,500
     Illinois State Development Finance
       Authority RB, Field Container
       Project (A) (B) (C)
       3.500%, 11/08/99                                  1,500           1,500
     Illinois State Sales Tax RB, Series Y
       5.000%, 06/15/00                                    690             695
     Orland Properties, Industrial Development
       Authority RB (A) (B) (C)
       3.800%, 11/08/99                                  1,040           1,040
     Radnor/East Peoria Project, Multi-Family
       Housing RB (A) (B) (C)
       3.800%, 11/08/99                                    625             625
     Tinley Park, Special Assessment RB,
       TownPointe Development Project (A) (B) (C)
       3.500%, 11/08/99                                  2,500           2,500
--------------------------------------------------------------------------------
   Total Illinois                                                        8,865
--------------------------------------------------------------------------------
   Indiana - 8.8%
     Fort Wayne, Industrial Economic Development
       Authority RB, Avery International
       Project (A) (B) (C)
       3.675%, 11/08/99                                  1,000           1,000
     Huntington, Economic Development RB,
       Indiana Allied Signal Inc.
       Project (A) (B)
       3.600%, 11/08/99                                  1,000           1,000
     Indiana State Development Financial
       Authority RB, Brebeuf Prep
       School (A) (B) (C)
       3.550%, 11/08/99                                  3,500           3,500
     Lake Central, Indiana School District,
       Tax Anticipation Warrants
       3.600%, 12/31/99                                  1,500           1,500
     Mishawaka, Waterworks RB, Series A, BAN (E)
       4.250%, 08/11/00                                    800             800
--------------------------------------------------------------------------------
   Total Indiana                                                         7,800
--------------------------------------------------------------------------------
   Iowa - 2.0%
     Iowa State Higher Education Authority RB,
       St. Ambrose University Project (A) (B) (C)
       3.750%, 11/08/99                                  1,500           1,500
     Iowa State Student Loan Liquidity
       Corporation RB, Series A
       4.100%, 12/01/99                                    300             300
--------------------------------------------------------------------------------
   Total Iowa                                                            1,800
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

24  October 31, 1999

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Kansas - 1.1%
     Greystone, Tax Exempt Certificate Trust
       Authority RB, Senior Certificate of
       Beneficial Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                 $   81          $   81
     Wyandotte County, Series UUU, TAN
       3.200%, 11/01/99                                    930             930
--------------------------------------------------------------------------------
   Total Kansas                                                          1,011
--------------------------------------------------------------------------------
   Kentucky - 2.1%
     Boone County, Pollution Control RB,
       Cincinnati Gas & Electric
       Project (A) (B) (C)
       3.900%, 11/08/99                                    500             500
     Jefferson County, Industrial Development
       Authority RB,
       Bel Knap Project (A) (B) (C)
       3.700%, 11/08/99                                  1,347           1,347
--------------------------------------------------------------------------------
   Total Kentucky                                                        1,847
--------------------------------------------------------------------------------
   Louisiana - 0.6%
     Shreveport, GO
       9.000%, 12/01/99                                    560             563
--------------------------------------------------------------------------------
   Total Louisiana                                                         563
--------------------------------------------------------------------------------
   Maryland - 1.1%
     Maryland State Health & Higher Educational
       Facilities Authority RB, Barnesville
       School Issue (A) (B) (C)
       3.600%, 11/08/99                                  1,000           1,000
--------------------------------------------------------------------------------
   Total Maryland                                                        1,000
--------------------------------------------------------------------------------
   Massachusetts - 1.1%
     Massachusetts State Health Facilities
       Authority RB, Framingham Union Hospital
       Project, Series B (D)
       8.500%, 07/01/00                                    455             477
     New England, Education Student Loan
       Marketing RB, Series H
       4.750%, 12/01/99                                    500             500
--------------------------------------------------------------------------------
   Total Massachusetts                                                     977
--------------------------------------------------------------------------------
   Michigan - 3.6%
     Farwell, Area School District, SAN
       4.500%, 09/19/00                                  1,100           1,102
     Jackson County, Economic Development
       Limited Obligation RB, Thrifty Leoni
       Project (A) (B) (C)
       3.675%, 11/08/99                                  1,000           1,000
     McDonald Tax Exempt Mortgage Trust (A) (B) (C)
       3.450%, 05/15/00                                    139             139
     Michigan State Job Development Authority
       RB, East Lansing Residential
       Project (A) (B) (C)
       3.750%, 11/08/99                                    900             900
--------------------------------------------------------------------------------
   Total Michigan                                                        3,141
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  25

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   Minnesota - 5.7%
     Cohasset, Power & Light Project,
       Series A, RB (A) (B) (C)
       3.500%, 11/01/99                                 $  700          $  700
     Minnesota State Capital Realty
       Trust RB (A) (B) (C)
       3.760%, 11/08/99                                  3,335           3,335
     St. Paul, Port Authority Industrial RB,
       Minnesota Divers Industrial
       Project, Series 1 (A) (B) (C)
       3.650%, 11/08/99                                  1,000           1,000
--------------------------------------------------------------------------------
   Total Minnesota                                                       5,035
--------------------------------------------------------------------------------
   Mississippi - 0.4%
     Mississippi State Higher Education RB,
       Series B
       6.000%, 01/01/00                                    350             351
--------------------------------------------------------------------------------
   Total Mississippi                                                       351
--------------------------------------------------------------------------------
   Missouri - 7.6%
     Clayton, Industrial Development Authority RB,
       Bailey Court Project (A) (B) (C)
       3.750%, 11/08/99                                    500             500
     Jackson County, Industrial Development
       Authority RB, YMCA Greater Kansas Project,
       Series A (A) (B) (C)
       3.650%, 11/01/99                                    100             100
     Kansas City, Industrial Development
       Authority RB, Cloverset Apartment
       Program (A) (B) (C)
       3.850%, 11/08/99                                  1,505           1,505
     Missouri State, Health & Education Facilities
       Authority RB, Francis R. Howell III Project,
       Series E,
       4.250%, 09/19/00                                  1,000           1,004
     Missouri State, Health & Education Facilities
       Authority RB, Pooled Hospital Loan Program
       Project, Series A (A) (B)
       3.600%, 11/08/99                                  1,500           1,500
     Saint Louis County, Industrial Development
       Authority RB, Schnuck Markets Kirkwood
       Incorporated Project, (A) (B) (C)
       3.675%, 11/08/99                                    900             900
     Saint Louis, Grantor Trust RB, Series 1996-A,
       COP, (A) (B) (C)
       3.650%, 11/08/99                                  1,200           1,200
--------------------------------------------------------------------------------
   Total Missouri                                                        6,709
--------------------------------------------------------------------------------
   New Hampshire - 1.0%
     New Hamshire State Higher Education &
       Health Facilities Authority RB (D)
       9.750%, 12/01/99                                    885             916
--------------------------------------------------------------------------------
   Total New Hampshire                                                     916
--------------------------------------------------------------------------------
   New Jersey - 0.5%
     North Hudson, Sewer Authority, BAN
       4.250%, 03/31/00                                    400             400
--------------------------------------------------------------------------------
   Total New Jersey                                                        400
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

26       October 31, 1999

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                         Face             Value
Description                                           Amt. (000)          (000)
--------------------------------------------------------------------------------
   New York - 0.1%
     Rensselaer County, Industrial Development
       Agency RB, Brunswick Senior Housing Project,
       Series A (A) (B) (C)
       3.600%, 11/01/99                                 $  100          $  100
--------------------------------------------------------------------------------
   Total New York                                                          100
--------------------------------------------------------------------------------
   North Carolina - 0.7%
     North Carolina State Municiple Power Agency RB,
       Catawba Electric
       10.250%, 01/01/00                                   330             334
     Raleigh, North Carolina Packaging Facility,
       Raleigh Packing Department Project, COP
       6.400%, 01/01/00                                    285             286
--------------------------------------------------------------------------------
   Total North Carolina                                                    620
--------------------------------------------------------------------------------
   Ohio - 3.3%
     Bellevue, Hospital Facilities RB, Bellevue
       Hospital Project (A) (B) (C)
       3.700%, 09/01/00                                    370             370
     Clermont County, Economic Development RB,
       John Q-Hammons Project (A) (B) (C)
       3.100%, 11/01/99                                    585             585
     East Muskingum, Ohio Water Authority RB, BAN
       4.320%, 06/22/00                                    400             401
     McDonald Tax Exempt Mortgage Trust (A) (B) (C)
       3.450%, 05/15/00                                    649             650
     Salem, BAN
       3.650%, 05/26/00                                    900             900
--------------------------------------------------------------------------------
   Total Ohio                                                            2,906
--------------------------------------------------------------------------------
   Oregon - 4.7%
     Clackamas County, Hospital Facilities RB,
       Senior Living Facility - Mary Woods (A)
       3.650%, 11/08/99                                  2,000           2,000
     Medford, Hospital Facility Authority RB,
       Rogue Valley Manor Continued Care Retirement
       Project (A) (B) (C)
       3.650%, 11/08/99                                  2,200           2,200
--------------------------------------------------------------------------------
   Total Oregon                                                          4,200
--------------------------------------------------------------------------------
   Pennsylvania - 5.5%
     Clarion County, Industrial Development
       Authority RB, Meritcare Project,
       Series A (A) (B) (C)
       3.600%, 11/08/99                                    600             600
     McDonald Tax Exempt Mortgage Trust (A) (B) (C)
       3.450%, 05/15/00                                    139             139
     Montgomery County, Higher Education &
       Health Authority RB, Higher Education &
       Health Loan Project, Series 96-A, (A) (B) (C)
       3.600%, 11/08/99                                    200             200

The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  27

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                          Face            Value
Description                                            Amt. (000)         (000)
--------------------------------------------------------------------------------
   Pennsylvania (continued)
     Scranton-Lackawanna, Health & Welfare
       Authority RB, University of Scranton
       Project (A) (B) (C)
       3.900%, 11/01/99                                 $1,000          $1,000
     Washington County, Industrial Development
       Authority RB, Wetterau Finance Company
       Project, (A) (B) (C)
       3.700%, 11/08/99                                    900             900
     York, General Pooled Finance Authority RB,
       City of Reading Project, Series 96-A (A) (B)
       3.450%, 11/08/99                                  2,000           2,000
--------------------------------------------------------------------------------
   Total Pennsylvania                                                    4,839
--------------------------------------------------------------------------------
   South Carolina - 1.1%
     Piedmont, Municipal Electric Power Agency
       Authority RB, Series A (A) (B) (C)
       3.500%, 11/08/99                                    700             700
     Walhalla RB, Avondale Mills
       Project (A) (B) (C)
       3.600%, 11/08/99                                    300             300
--------------------------------------------------------------------------------
   Total South Carolina                                                  1,000
--------------------------------------------------------------------------------
   South Dakota - 0.5%
     South Dakota State Housing Developement
       Authority RB, Homeownership Mortgage,
       Series A
       4.750%, 05/01/00                                    450             452
--------------------------------------------------------------------------------
   Total South Dakota                                                      452
--------------------------------------------------------------------------------
   Tennessee - 2.1%
     Franklin County, Tennesse Health &
       Educational Facility RB, Saint
       Andrews-Sewanee  School Project (A) (B) (C)
       3.450%, 11/08/99                                  1,000           1,000
     Greystone, Tax Exempt Certificate Trust
       Authority RB, Senior Certificate of
       Beneficial Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                    615             615
     Jackson County, Industrial Development Board RB,
       Esselte Project, Series B (A) (B) (C)
       3.650%, 11/01/99                                    200             200
--------------------------------------------------------------------------------
   Total Tennessee                                                       1,815
--------------------------------------------------------------------------------
   Texas - 4.1%
     Corpus Christi, Industrial Development
       Authority, Texas Air Project (A) (B) (C)
       3.750%, 02/01/00                                    315             315
     Texas State Health Facilities Development RB,
       Series 1985-A (A) (B) (C)
       3.750%, 11/08/99                                  1,400           1,400
     Waxahachie, Texas Industrial Development
       Authority RB, Container Project (A) (B) (C)
       3.630%, 11/08/99                                  1,950           1,950
--------------------------------------------------------------------------------
   Total Texas                                                           3,665
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

28  October 31, 1999

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                          Face           Value
Description                                            Amt. (000)        (000)
--------------------------------------------------------------------------------
   Virginia - 2.2%
     Greystone, Tax Exempt Certificate
      Trust Authority RB, Senior Certificate of
       Beneficial Ownership Project (A) (B) (C)
       3.640%, 11/08/99                                  $ 290           $ 290
     Rockbridge County, Virginia Industrial
       Development Authority RB,
       Safeway Inc. (A) (B) (C)
       3.550%, 08/01/00                                  1,660           1,660
--------------------------------------------------------------------------------
   Total Virginia                                                        1,950
--------------------------------------------------------------------------------
   Washington - 3.7%
     Washington State Economic Development
       Finance Authority RB, Pioneer Human
       Services Project, Series H (A) (B) (C)
       3.600%, 11/01/99                                  1,285           1,285
     Washington State Housing Finance Community
       Non-Profit RB, Emerald Heights
       Project, (A) (B) (C)
       3.550%, 11/01/99                                    500             500
     Washington State Housing Community Non-Profit
       RB, Panorama City Project (A) (B) (C)
       3.700%, 11/01/99                                    200             200
     Washington State Housing Finance Community
       Non-Profit RB, YMCA Columbia/
       Willamette (A) (B) (C)
       3.600%, 11/08/99                                  1,300           1,300
--------------------------------------------------------------------------------
   Total Washington                                                      3,285
--------------------------------------------------------------------------------
   West Virginia - 1.4%
     Putnam County, Industrial Development RB,
       FMC Corporation Project (A) (B) (C)
       3.800%, 11/08/99                                  1,200           1,200
--------------------------------------------------------------------------------
   Total West Virginia                                                   1,200
--------------------------------------------------------------------------------
   Wisconsin - 7.3%
     Ashwaubenon, BAN
       3.600%, 12/01/99                                    600             600
     Green Bay, Industrial Development RB,
       Curative Rehab Center Project (A) (B) (C)
       3.550%, 11/08/99                                  1,445           1,445
     Marshall, School District, TRAN
       4.120%, 08/25/00                                    950             951
     Northern Ozaukee, School District, BAN
       3.400%, 02/01/00                                    500             500
     Slinger, School District, TRAN
       4.040%, 09/27/00                                  1,000           1,000
     Wisconsin State Health & Educational
       Facilities Authority RB, Milwaukee
       Protestant Home Project,
       Series A (A) (B) (C)
       3.600%, 11/08/99                                  2,000           2,000
--------------------------------------------------------------------------------
   Total Wisconsin                                                       6,496
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  29

Expedition Tax-Free Money Market Fund
Statement of Net Assets

                                                                         Value
Description                                                              (000)
--------------------------------------------------------------------------------
   Wyoming - 0.4%
     Cheyenne County, Economic Development RB,
       Holiday Inn Project (A) (B) (C)
       3.750%, 04/01/00                                   $390          $  390
--------------------------------------------------------------------------------
   Total Wyoming                                                           390
--------------------------------------------------------------------------------
   Total Municipal Bonds
      (Cost $90,408)                                                    90,408
--------------------------------------------------------------------------------
   Total Investments - 101.9%
      (Cost $90,408)                                                    90,408
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net -- (1.9%)                             (1,645)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Capital of Institutional Shares
   (unlimited authorization -- no par value)
   based on 28,875,365 outstanding shares of
   beneficial interest                                                  28,875
Portfolio Capital of Investment Service Shares
   (unlimited authorization -- no par value)
   based on 59,895,185 outstanding shares of
   beneficial interest                                                  59,895
Accumulated net realized loss on investments                                (7)
--------------------------------------------------------------------------------
   Total Net Assets -- 100.0%                                          $88,763
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares                               $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Investment Service Shares                          $1.00
--------------------------------------------------------------------------------
(A) Floating Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect on October 31, 1999. The date shown is the next scheduled reset date.
(B) Put and Demand feature -- the date reported on the Statement of Net Assets is the sooner of the maturity date or put date.
(C) Securities are held in conjunction with a letter of credit or other form of credit enhancement from a major commercial bank or financial institution, or government sponsored agency.
(D) Pre-Refunded Security -- the maturity date shown is the Pre-Refunded date.
(E) Securities are collateralized under agreement from FNMA.
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond
SAN -- School Anticipation Note
TAN -- Tax Anticipation Note
TRAN -- Tax and Revenue Anticipation Note

The accompanying notes are an integral part of the financial statements.

30  October 31, 1999

Statement of Operations (000)
For the year ended October 31, 1999

                                              Expedition     Expedition    Expedition     Expedition
                                                Equity          Bond      Money Market  Tax-Free Money
                                                 Fund           Fund          Fund       Market Fund
                                                 ----           ----          ----       -----------
Investment Income:
   Dividends                                  $  3,528       $     --      $     --      $     --
   Interest                                        212          6,462        15,651         2,527
                                              --------       --------      --------      --------
   Total investment income                       3,740          6,462        15,651         2,527
Expenses:
   Investment Advisory fees                      2,571            822         1,212           295
   Waiver of Investment Advisory fees               --           (274)         (678)         (193)
   Administrator fees                              689            218           607           147
   Waiver of Administrator fees                     --             --          (152)          (37)
   Transfer Agent fees                             103            152           127            29
   Custodian fees                                   69             22            61            16
   Directors' fees                                  17              5             9             2
   Registration fees                                57            (56)           27            23
   Professional fees                                97             73            57            15
   Printing fees                                    58             15            32            12
   Shareholder Servicing fees --
     Investment Service Shares                      --             --           450           146
   Distribution fees --
     Investment Shares - Class A                     8             22            --            --
     Investment Shares - Class B                    26              1            --            --
   Amortization of organization costs                5             --            --             5
   Other fees                                       11              5             4             3
                                              --------       --------      --------      --------
   Net expenses                                  3,711          1,005         1,756           463
                                              --------       --------      --------      --------
   Investment income -- net                         29          5,457        13,895         2,064
                                              --------       --------      --------      --------
   Net realized gain (loss) on
     investments                                41,739            (89)           (2)           (7)
   Net change in unrealized
     appreciation (depreciation)
     of investments                             45,700         (5,544)           --            --
                                              --------       --------      --------      --------
   NET GAIN (LOSS) ON INVESTMENTS               87,439         (5,633)           (2)           (7)
                                              --------       --------      --------      --------
   NET INCREASE (DECREASE)
     IN NET ASSETS RESULTING
     FROM OPERATIONS                          $ 87,468       $   (176)     $ 13,893      $  2,057
                                              ========       ========      ========      ========



The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  31

Statement of Changes in Net Assets (000)
For the periods ended October 31,

                                                       Expedition
                                                         Equity
                                                          Fund
                                                 ------------------------
                                                 Year Ended    Year Ended
                                                  10/31/99      10/31/98
                                                  --------      --------
Operations:
Investment income -- net                          $      29    $   1,140
Net realized gain (loss) on investments              41,739       16,144
Net change in unrealized appreciation
   (depreciation) of investments                     45,700       28,082
                                                  ---------    ---------
Net increase (decrease) in net assets resulting
   from operations                                   87,468       45,366
                                                  ---------    ---------
Distributions to Shareholders From:
Investment income -- net:
   Institutional Shares                                (100)      (1,525)
   Investment Shares - Class A/Investment
      Service Shares                                     --           --
   Investment Shares - Class B                           --           --
Net realized gain on investments:
   Institutional Shares                             (15,469)     (12,889)
   Investment Shares - Class A/Investment
      Service Shares                                   (161)          --
   Investment Shares - Class B                           (2)          --
                                                  ---------    ---------
Total distributions                                 (15,732)     (14,414)
                                                  ---------    ---------
Capital Share Transactions (2):
Institutional Shares:
   Proceeds from sales                               51,570       72,889
   Reinvestment of distributions                     15,498          246
   Payments for redemptions                         (57,381)     (58,339)
                                                  ---------    ---------
Increase (decrease) in net assets from
   Institutional Shares transactions                  9,687       14,796
                                                  ---------    ---------
Investment Shares - Class A and Investment
   Service Shares (respectively):
   Proceeds from sales                                3,389        1,846
   Reinvestment of distributions                        153            1
   Payments for redemptions                          (1,433)         (81)
                                                  ---------    ---------
Increase (decrease) in net assets from
   Investment Shares - Class A and Investment
   Service Shares (respectively) transactions         2,109        1,766
                                                  ---------    ---------
Investment Shares - Class B
   Proceeds from sales                                7,712           --
   Reinvestment of distributions                          2           --
   Payments for redemptions                            (239)          --
                                                  ---------    ---------
Increase in net assets from
   Investment Shares - Class B                        7,475           --
                                                  ---------    ---------
Increase (decrease) in net assets from
   capital share transactions                        19,271       16,562
                                                  ---------    ---------
   Total increase (decrease) in net assets           91,007       47,514
                                                  ---------    ---------
NET ASSETS AT BEGINNING OF PERIOD                   285,081      237,567
                                                  ---------    ---------
NET ASSETS AT END OF PERIOD                       $ 376,088    $ 285,081
                                                  =========    =========

(1) Commenced operations on May 20, 1998.
(2) See note 4 in the notes to financial statements for additional information.


The accompanying notes are an integral part of the financial statements.

32                                                     October 31, 1999

                                                    Expedition               Expedition                   Expedition
                                                       Bond                 Money Market                Tax-Free Money
                                                       Fund                     Fund                      Market Fund
                                               ----------------------   ------------------------   -------------------------
                                               Year Ended  Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                                10/31/99    10/31/98     10/31/99      10/31/98      10/31/99    10/31/98(1)
                                                --------    --------     --------      --------      --------    -----------
Operations:
Investment income -- net                       $   5,457    $   5,939    $  13,895    $   9,181    $   2,064      $     779
Net realized gain (loss) on investments              (89)         544           (2)           7           (7)            --
Net change in unrealized appreciation
   (depreciation) of investments                  (5,544)       2,966           --           --           --             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Net increase (decrease) in net assets resulting
   from operations                                  (176)       9,449       13,893        9,188        2,057            779
                                               ---------    ---------    ---------    ---------    ---------      ---------
Distributions to Shareholders From:
Investment income -- net:
   Institutional Shares                           (5,030)      (5,215)      (5,844)      (2,424)        (466)            --
   Investment Shares - Class A/Investment
   Service Shares                                   (416)        (729)      (8,050)      (6,758)      (1,598)          (779)
   Investment Shares - Class B                        (3)          --           --           --           --             --
Net realized gain on investments:
   Institutional Shares                               --           --           --           --           --             --
   Investment Shares - Class A/Investment
      Service Shares                                  --           --           --           --           --             --
   Investment Shares - Class B                        --           --           --           --           --             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Total distributions                               (5,449)      (5,944)     (13,894)      (9,182)      (2,064)          (779)
                                               ---------    ---------    ---------    ---------    ---------      ---------
Capital Share Transactions (2):
Institutional Shares:
   Proceeds from sales                            18,496       21,515      507,343      177,765       48,856             --
   Reinvestment of distributions                   3,048        1,945          284           75           --             --
   Payments for redemptions                      (22,452)     (22,835)    (479,528)    (123,149)     (19,981)            --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Increase (decrease) in net assets from
   Institutional Shares transactions                (908)         625       28,099       54,691       28,875             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Investment Shares - Class A and Investment
   Service Shares (respectively):
   Proceeds from sales                               353           62      637,445      578,112      158,834        140,266
   Reinvestment of distributions                     265          389        1,324        1,618           14              1
   Payments for redemptions                       (3,221)     (14,136)    (595,247)    (584,475)    (163,495)       (75,725)
                                               ---------    ---------    ---------    ---------    ---------      ---------
Increase (decrease) in net assets from
   Investment Shares - Class A and Investment
   Service Shares (respectively) transactions     (2,603)     (13,685)      43,522       (4,745)      (4,647)        64,542
                                               ---------    ---------    ---------    ---------    ---------      ---------
Investment Shares - Class B
   Proceeds from sales                               237           --           --           --           --             --
   Reinvestment of distributions                       3           --           --           --           --             --
   Payments for redemptions                          (21)          --           --           --           --             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Increase in net assets from
   Investment Shares - Class B                       219           --           --           --           --             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
Increase (decrease) in net assets from
   capital share transactions                     (3,292)     (13,060)      71,621       49,946       24,228         64,542
                                               ---------    ---------    ---------    ---------    ---------      ---------
   Total increase (decrease) in net assets        (8,917)      (9,555)      71,620       49,952       24,221         64,542
                                               ---------    ---------    ---------    ---------    ---------      ---------
NET ASSETS AT BEGINNING OF PERIOD                115,299      124,854      245,609      195,657       64,542             --
                                               ---------    ---------    ---------    ---------    ---------      ---------
NET ASSETS AT END OF PERIOD                    $ 106,382    $ 115,299    $ 317,229    $ 245,609    $  88,763      $  64,542
                                               =========    =========    =========    =========    =========      =========


                                                            October 31, 1999  33

Financial Highlights

For the periods ended October 31,
For a Share Outstanding Throughout each Period.

                                   Net                        Realized and        Distributions                     Net Asset
                               Asset Value,       Net          Unrealized           from Net       Distribution       Value,
                                Beginning      Investment    Gains or (Losses)     Investment         from            End of
                                of Period        Income       on Investments         Income        Capital Gains      Period
                                ---------        ------       --------------         ------        -------------      ------
------------------------------------------------------------------------------------------------------------------------------------
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                             $10.55           --            3.13                 --            (0.59)           $13.09
  1998                               9.39         0.06            1.67              (0.06)           (0.51)            10.55
  1997(1)                           10.00         0.02            0.25              (0.02)           (0.86)             9.39
  Investment Shares - Class A
  1999                             $10.58        (0.03)           3.10                 --            (0.59)           $13.06
  1998(2)                            9.65         0.04            1.45              (0.05)           (0.51)            10.58
  Investment Shares - Class B
  1999(3)                          $10.82        (0.04)           2.77                 --            (0.59)           $12.96
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                             $10.15         0.49           (0.50)             (0.49)              --             $9.65
  1998                               9.85         0.51            0.30              (0.51)              --             10.15
  1997(1)                            9.69         0.19            0.16              (0.19)              --              9.85
  Investment Shares - Class A
  1999                             $10.15         0.47           (0.51)             (0.47)              --             $9.64
  1998                               9.85         0.49            0.30              (0.49)              --             10.15
  1997                               9.77         0.53            0.08              (0.53)              --              9.85
  1996                               9.92         0.58           (0.15)             (0.58)              --              9.77
  1995                               9.54         0.63            0.38              (0.63)              --              9.92
  Investment Shares - Class B
  1999(3)**                        $10.06         0.38           (0.17)             (0.63)              --             $9.64
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                              $1.00         0.05              --              (0.05)              --             $1.00
  1998                               1.00         0.05              --              (0.05)              --              1.00
  1997(4)                            1.00         0.02              --              (0.02)              --              1.00
  Investment Service Shares
  1999                              $1.00         0.05              --              (0.05)              --             $1.00
  1998                               1.00         0.05              --              (0.05)              --              1.00
  1997(5)                            1.00         0.08              --              (0.08)              --              1.00
  1996                               1.00         0.04              --              (0.04)              --              1.00
  1995                               1.00         0.05              --              (0.05)              --              1.00
  1994                               1.00         0.03              --              (0.03)              --              1.00
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999(6)                           $1.00         0.02              --             (0.02)               --             $1.00
  Investment Service Shares
  1999                              $1.00         0.03              --             (0.03)               --             $1.00
  1998(7)                            1.00         0.01              --             (0.01)               --              1.00

 *  Annualized
 ** Per share amounts for the period are based on average outstanding shares. + Returns are for the period indicated and have not been annualized.
(1) Commenced operations on June 13, 1997.
(2) Commenced operations on November 24, 1997.
(3) Commenced operations on November 16, 1998.
(4) Commenced operations on June 9, 1997.

The accompanying notes are an integral part of the financial statements.

34                                                   October 31, 1999


                                                                Ratio of      Ratio of Net          Ratio of Expenses
                                              Net Assets        Expenses       Investment          to Average Net Assets
                                Total          End of          to Average    Income (loss) to       (Excluding Waivers
                               Return+       Period(000)       Net Assets    Average Net Assets     and Reimbursements)
                               -------       -----------       ----------    ------------------     -------------------
-------------------------------------------------------------------------------------------------------------------------
Equity Fund
-------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                          30.87%        $363,694            1.05%             0.04%                  1.05%
  1998                          19.18%         283,170            1.08%             0.38%                  1.11%
  1997(1)                        2.96%         237,567            1.09%*            0.53%*                 1.09%*
  Investment Shares - Class A
  1999                          30.16%        $  4,688            1.30%            (0.21%)                 1.30%
  1998(2)                       16.16%           1,911            1.29%*           (0.14%)*                1.37%*
  Investment Shares - Class B
  1999(3)                       26.31%        $  7,706            2.05%*           (0.95%)*                2.05%*
-------------------------------------------------------------------------------------------------------------------------
Bond Fund
-------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                          (0.06%)       $ 98,889            0.90%             5.00%                  1.15%
  1998                           8.43%         104,953            0.94%             5.11%                  1.13%
  1997(1)                        3.49%         101,224            1.10%*            5.05%*                 1.11%*
  Investment Shares - Class A
  1999                          (0.41%)       $  7,279            1.15%             4.75%                  1.40%
  1998                           8.25%          10,346            1.10%             4.95%                  1.25%
  1997                           6.41%          23,630            1.13%             5.46%                  1.56%
  1996                           4.44%          44,552            1.08%             5.90%                  1.58%
  1995                          10.94%          63,521            1.04%             6.51%                  1.51%
  Investment Shares - Class B
  1999(3)**                      2.10%        $    214            1.90%*            4.07%*                 2.15%*
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999                           4.83%        $130,798            0.43%             4.73%                  0.77%
  1998                           5.33%         102,699            0.43%             5.18%                  0.66%
  1997(4)                        5.26%          48,006            0.43%*            5.22%*                 0.70%*
  Investment Service Shares
  1999                           4.56%        $186,431            0.68%             4.47%                  1.02%
  1998                           5.07%         142,910            0.68%             4.95%                  0.91%
  1997(5)                        4.97%         147,651            0.73%             4.84%                  0.85%
  1996                           4.95%         136,666            0.71%             4.85%                  0.71%
  1995                           5.51%         141,434            0.56%             5.38%                  0.66%
  1994                           3.29%         158,367            0.75%             3.26%                  0.79%
-------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  1999(6)                        1.69%        $ 28,874            0.43%*            3.06%*                 0.89%*
  Investment Service Shares
  1999                           2.77%        $ 59,889            0.68%             2.73%                  0.95%
  1998(7)                        1.33%          64,542            0.68%*            2.95%*                 0.78%*



                                     Ratio of Net Investment
                                   Income (loss) to Average Net
                                     Assets (Excluding Waivers       Portfolio
                                       and Reimbursements)         Turnover Rate
                                       -------------------         -------------
--------------------------------------------------------------------------------
Equity Fund
--------------------------------------------------------------------------------
  Institutional Shares
  1999                                          0.04%                  90.76%
  1998                                          0.35%                  54.19%
  1997(1)                                       0.53%*                 64.68%
  Investment Shares - Class A
  1999                                         (0.21%)                 90.76%
  1998(2)                                      (0.22%)*                54.19%
  Investment Shares - Class B
  1999(3)                                      (0.95%)*                90.76%

--------------------------------------------------------------------------------
Bond Fund
--------------------------------------------------------------------------------
  Institutional Shares
  1999                                          4.75%                  39.57%
  1998                                          4.92%                  32.93%
  1997(1)                                       5.04%*                 69.09%
  Investment Shares - Class A
  1999                                          4.50%                  39.57%
  1998                                          4.80%                  32.93%
  1997                                          5.03%                  69.09%
  1996                                          5.40%                  77.00%
  1995                                          6.04%                  79.00%
  Investment Shares - Class B
  1999(3)**                                     3.82%*                 39.57%

--------------------------------------------------------------------------------
Money Market Fund
--------------------------------------------------------------------------------
  Institutional Shares
  1999                                          4.39%                     --%
  1998                                          4.95%                     --
  1997(4)                                       4.95%*                    --
  Investment Service Shares
  1999                                          4.13%                     --%
  1998                                          4.73%                     --
  1997(5)                                       4.72%                     --
  1996                                          4.85%                     --
  1995                                          5.28%                     --
  1994                                          3.22%                     --

--------------------------------------------------------------------------------
Tax-Free Money Market Fund
--------------------------------------------------------------------------------
  Institutional Shares
  1999(6)                                       2.60%*                    --%
  Investment Service Shares
  1999                                          2.46%                     --%
  1998(7)                                       2.85%*                    --


(5) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment Service Shares.
(6) Commenced operations on April 14, 1999.
(7) Commenced operations on May 20, 1998.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1999  35

Notes to Financial Statements

(1) ORGANIZATION

The Expedition Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company offering the following Funds as of October 31, 1999: the Expedition Equity Fund (the "Equity Fund"), the Expedition Bond Fund (the "Bond Fund"), the Expedition Money Market Fund (the "Money Market Fund"), and the Expedition Tax-Free Money Market Fund (the "Tax-Free Money Market Fund") (collectively, the "Funds"). Both the Expedition Equity and Bond Funds are registered to offer three classes of shares, while both the Money Market and Tax-Free Money Market Funds are registered to offer two classes of shares. The Equity and Bond Funds offer Institutional Shares, Investment Shares - Class A (formerly Investment Shares) and Investment Shares - Class B (formerly Class B Shares), and the Money Market and Tax-Free Money Market Funds offer Institutional Shares and Investment Service Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the funds in which shares are held. The investment objectives, policies, and strategies of the Expedition Funds are described in their prospectuses.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with generally accepted accounting principles.

Security Valuation -- Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity and Bond Funds are valued as follows: equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").


36  October 31, 1999

Repurchase Agreements -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' Investment Advisor (the "Advisor") to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders -- Distributions from net investment income for the Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund declares and pays dividends from net investment income quarterly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales losses and post-October losses.

Federal Taxes -- It is each Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


                                                            October 31, 1999  37

Notes to Financial Statements


At October 31, 1999, the Bond Fund, for federal tax purposes, had a capital loss carryforward of $3,630,309, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of any distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
                                               Expiration Amount
                                               -----------------
                         Expiration                 Bond
                            Year                    Fund
                         ----------              ----------
                            2002                 $2,268,525
                            2003                    558,610
                            2003                      1,621
                            2005                    738,192
                            2006                         --
                            2007                     63,361


When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

Classes -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3) INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

Investment Advisory Fee -- Compass Bank, the Trust's Investment Advisor, receives for its services annual advisory fees equal to 0.75% of each of the Bond and Equity Funds' and 0.40% of each of the Money Market and the Tax-Free Money Market Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.


38  October 31, 1999

Investment Sub-Advisor -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: .075% of the Fund's average daily net assets up to $150 million; .05% of the next $350 million of the Fund's average daily net assets, .04% of the next $500 million in average daily net assets; and .03% of the Fund's average daily net assets over $1 billion.

Administrative Fee -- The Trust and SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of .20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

Distribution Fees -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Equity and Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment Shares -Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the daily net assets of the Class A Shares and 1.00% of the Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investment Service Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own Investment Service Shares of the Funds.

Custodian Fees -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.


                                                            October 31, 1999  39

Notes to Financial Statements

(4) Capital Share Transactions (000)
                                                               Expedition
                                                                 Equity
                                                                  Fund
                                                        ------------------------
                                                          Year Ended  Year Ended
                                                           10/31/99    10/31/98
                                                          ----------  ----------
Institutional Shares:
  Shares issued                                               4,230       7,204
  Shares issued in lieu of cash distributions                 1,439          23
  Shares redeemed                                            (4,704)     (5,701)
                                                           --------    --------
Total Institutional Shares transactions                         965       1,526
                                                           --------    --------
Investment Shares - Class A and Investment Service
    Shares (respectively):
  Shares issued                                                 282         189
  Shares issued in lieu of cash distributions                    14          --
  Shares redeemed                                              (118)         (8)
                                                           --------    --------
Total Investment Shares - Class A and Investment Service
  Shares (respectively) transactions                            178         181
                                                           --------    --------
Investment Shares - Class B:
  Shares issued                                                 614          --
  Shares issued in lieu of cash distributions                    --          --
  Shares redeemed                                               (19)         --
                                                           --------    --------
Total Investment Shares - Class B transactions                  595          --
                                                           --------    --------
Net Increase (decrease) from Share transactions               1,738       1,707
                                                           ========    ========

--------------------------------------------------------------------------------
(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows (000):

                                               Equity         Bond
                                                Fund          Fund
                                              --------      --------
Purchases
   Government.........................        $     --      $29,173
   Other..............................        $309,936      $11,954
Sales
   Government.........................        $     --      $31,416
   Other..............................        $306,522      $15,678


40  October 31, 1999

      Expedition               Expedition             Expedition
         Bond                 Money Market           Tax-Free Money
         Fund                     Fund                 Market Fund
 ----------------------   ----------------------  ----------------------
 Year Ended  Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
   10/31/99    10/31/98     10/31/99    10/31/98    10/31/99     10/31/98
----------  ----------   ----------  ----------  ----------   ----------

     1,876       2,164     507,343     177,765      48,856            --
       310         195         284          75          --            --
    (2,271)     (2,297)   (479,528)   (123,149)    (19,981)           --
  --------    --------    --------    --------    --------      --------
       (85)         62      28,099      54,691      28,875            --
  --------    --------    --------    --------    --------      --------


        35           7     637,445     578,112     158,834       140,266
        27          39       1,324       1,618          14             1
      (327)     (1,425)   (595,247)   (584,475)   (163,495)      (75,725)
  --------    --------    --------    --------    --------      --------

      (265)     (1,379)     43,522      (4,745)     (4,647)       64,542
  --------    --------    --------    --------    --------      --------

        24          --          --          --          --            --
        --          --          --          --          --            --
        (2)         --          --          --          --            --
  --------    --------    --------    --------    --------      --------
        22          --          --          --          --            --
  --------    --------    --------    --------    --------      --------
      (328)     (1,317)     71,621      49,946      24,228        64,542
  ========    ========    ========    ========    ========      ========


--------------------------------------------------------------------------------

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1999, are as follows (000):
                                               Equity             Bond
                                                Fund              Fund
                                              --------          --------
Aggregate gross unrealized
  appreciation........................        $ 90,761           $ 1,440
Aggregate gross unrealized
  depreciation........................          (5,108)           (1,473)
                                              --------           -------
Net unrealized appreciation
  (depreciation)......................        $ 85,653           $(1,033)
                                              ========           =======




                                                            October 31, 1999  41

Notes to Financial Statements


(6) ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event that any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.












42  October 31, 1999

Notice to Shareholders
For the year ended October 31, 1999 (Unaudited)


For shareholders that do not have a October 31, 1999 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 1999, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 1999, each portfolio is designating the following items with regard to distributions paid during the year.


                  Long Term       Ordinary        Tax Exempt
                Capital Gain       Income           Income                   Qualifying
Portfolio       Distribution    Distribution     Distribution      Total    Dividends(1)
---------       ------------    ------------     ------------      -----    ------------
Bond Fund           0.00%          100.00%           0.00%        100.00%        0.00%
Equity Fund        35.94%           64.06%           0.00%        100.00%       32.69%
Money Market
  Fund              0.00%          100.00%           0.00%        100.00%        0.00%
Tax-Free Money
  Market Fund       0.00%            0.00%         100.00%        100.00%        0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."


                                                            October 31, 1999  43

Independent Auditors' Report

The Board of Trustees and Shareholders of
Expedition Funds:

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), including the Equity Fund, Bond Fund, Money Market Fund, and Tax-Free Money Market Fund as of October 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodians and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1999


44  October 31, 1999

Notes

[logo omitted] Expedition Funds.



Investment Advisor and Custodian:
Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Servicing Agent:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

Independent Auditors:
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Counsel:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036






EXP-F-011-04